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                                                                    EXHIBIT 10.6



                   AMERICAN RESIDENTIAL INVESTMENT TRUST, INC.

                            1997 STOCK INCENTIVE PLAN


                  1. ESTABLISHMENT AND PURPOSE. American Residential Investment Trust, Inc., a Maryland corporation (the "Company"), hereby establishes its 1997 Stock Incentive Plan as of February 11, 1997. The Plan is designed to enable the Company to attract, retain and motivate members of the management and certain other officers and key employees of the Company and its Subsidiaries, by providing for or increasing their proprietary interest in the Company. The Plan provides for the grant of options ("Options") that qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as Options that do not so qualify ("Non-Qualified Options") and for the grant of stock appreciation rights ("Stock Appreciation Rights"). Options may also be granted under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business and assets of any corporation, firm or association, including Options granted to employees thereof who become employees of the Company, a Parent or a Subsidiary.

                  2.       DEFINITIONS.

                           a. "Board" means the Board of Directors of the
                  Company.

                           b. "Change of Control Transaction" means a "Change of
                  Control Transaction" (as defined in the Amended and Restated Limited Liability Company Agreement of MDC REIT Holdings, LLC, dated as of February 11, 1997, by and among the members listed on Schedule 1 thereto, as amended from time to time) or a transaction, approved or agreed to by the holders of a majority of the outstanding shares of Common Stock, in which all of the business or assets of the Company, or a majority of the shares of Common Stock, are sold or otherwise transferred in an arm's-length transaction in which the form and amount of consideration per share, if any, payable to the holders of Common Stock is distributed pro rata based upon ownership of such Common Stock and in which the other significant terms of the transaction (including, but not limited to, indemnification or escrow arrangements) apply, in all material respects, equally to the holders of a majority of the outstanding shares of Common Stock and to Optionee. The assumption by such majority stockholders of greater potential liability in a Change of Control Transaction than the Optionee shall be deemed to constitute equal treatment.
                  A change of control



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                  Transaction may take the form of a majority of the outstanding voting stock of the Company, a merger or consolidation in which the holders of the outstanding voting stock of the Company before the transaction do not own a majority of the outstanding voting stock of the combined entity or a sale of all the business assets of the Company (other than an insignificant amount of immaterial assets).

                           c. "Code" means the Internal Revenue Code of 1986, as
                  amended.

                           d. "Committee" means the Committee of the Board
                  established to direct and administer the Plan as provided in
                  Section 3 hereof.

                           e. "Common Stock" shall mean the Company's Common
                  Stock.

                           f. "Date of Grant" means the effective date of the
                  agreement relating to an Option or a Stock Appreciation Right.

                           g. "Eligible Person" means (i) a person who is
                  eligible to receive an Incentive Option, which shall include only persons employed by the Company, a Parent or a Subsidiary, and (ii) a person who is eligible to receive a Non-Qualified Option, which shall include any person eligible to receive an Incentive Option and any director of the Company or any consultant or other person who may be expected to contribute to the success of the Company, a Parent or a Subsidiary, as selected by the Board or the Committee. Any Eligible Person may receive a Stock Appreciation Right.

                           h. "Exchange Act" means the Securities Exchange Act
                  of 1934, as amended.

                           i. "Exercise Price" means the price at which Stock
                  may be purchased upon exercise of an Option or the price of Stock with respect to which the value of a Stock Appreciation Right is measured.

                           j. "Fair Market Value." Under this Plan, the "Fair
                  Market Value" of the Stock shall be defined as the fair market value of the Common Stock and shall be determined in the following manner: (i) if the Common Stock is traded on the Nasdaq National Market or listed on any stock exchange, Fair Market Value shall be the closing sale price on the relevant date as reported in the Wall Street Journal (or if there are no sales for such date, then for the last preceding




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                  business day on which there were sales); or (ii) if the Common
                  Stock is not publicly traded, Fair Market Value shall be an amount per share determined on the basis of the price at which shares of the Common Stock could reasonably be expected to be sold in an arms-length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with the Company. This determination shall be made by the Board, giving due consideration to recent transactions involving shares of the Common Stock, if any, earnings of the Company to the date of such determination, the effect of the transfer restrictions to which the Option shares are subject under law and this Plan, the absence of a public market for the Common Stock, and such other matters as the Board deems pertinent. This determination shall be conclusive and binding on the parties.

                           k. "Option" means a right granted under the Plan to
                  purchase Stock.

                           l. "Option Agreement" means the written agreement
                  pursuant to which an Option or Stock Appreciation Right is granted under the Plan.

                           m. "Optionee" means the person to whom an Option or
                  Stock Appreciation Right under the Plan has been or is to be granted.

                           n. "Parent" means any corporation in an unbroken
                  chain of corporations ending with the Company each of which, other than the Company, owns 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                           o. "Participant" means each Eligible Person who has
                  been granted an Option or Stock Appreciation Right.

                           p. "Plan" means this 1997 Stock Incentive Plan, as
                  the same may be amended from time to time in accordance with the terms hereof.

                           q. "Securities Act" means the Securities Act of 1933,
                  as amended.

                           r. "Stock" means shares of the Common Stock of the
                  Company, and such other stock as may be substituted therefor in accordance with the adjustment provisions of the Plan.




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                           s. "Stock Appreciation Right" means a right granted
                  under the Plan to receive, either in cash or Stock, the excess, if any, of the Fair Market Value of the Stock on the date of exercise over the Exercise Price.

                           t. "Subsidiary" means any corporation in an unbroken
                  chain of corporations beginning with the Company each of which, other than the last corporation in the unbroken chain, owns 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                           u. "10% Stockholder" means a person who owns Stock
                  possessing more than ten percent (10% ) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary (as interpreted under Section 422 of the Code). For purposes of determining whether a person is a 10% Stockholder, the attribution rules of Section 424(d) of the Code shall apply.

                  3. ADMINISTRATION. The Plan shall be administered by the Board or, in the discretion of the Board, by a Committee of not less than two persons selected by the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee may select one of its members as its chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. The composition of the Committee shall at all times comply with applicable requirements of the Code or regulations promulgated under the Exchange Act.

                  All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                  The interpretation and construction by the Committee of any provision of the Plan or of any Option or Stock Appreciation Right granted hereunder shall be final and binding upon Optionees and their respective successors, unless otherwise determined by the Board, in which case such determination of the Board shall be final and binding. No member of the Board or the Committee shall be liable for any action or determination made in good faith. The Board or the Committee may from time to time adopt rules and regulations for carrying out the Plan and, subject to the




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provisions of the Plan, may prescribe the form or forms of the instruments evidencing any Option or Stock Appreciation Right granted under the Plan.

                  Subject to the provisions of the Plan, the Board or the Committee shall have full and final authority in its discretion to select the Eligible Persons to be granted an Option or Stock Appreciation Right, to grant such Option or Stock Appreciation Right, and to determine the number of shares to be subject thereto, whether the Option shall be an Incentive Option or a Non-Qualified Option, the Exercise Price, the terms of exercise (including establishing performance criteria for the exercise of options), the expiration date, and such other terms and provisions thereof as it may authorize, each of which terms may be different for each Option or Stock Appreciation Right.

                  4. STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in Sections 14 and 15 hereof, the maximum number of shares of Stock which may be issued upon exercise of Options and Stock Appreciation Rights granted hereunder shall be 394,000 shares (the "Option Shares"). The settlement of a Stock Appreciation Right for cash shall not reduce the maximum number of shares of Stock issuable under the Plan. Shares of Stock issued under the Plan which are repurchased by the Company upon termination of an Optionee's employment or association with the Company and shares of Stock subject to Options that expire or are otherwise terminated without exercise shall again become available for issuance pursuant to Options or Stock Appreciation Rights granted under the Plan. Shares of Stock delivered by the Company upon exercise of any Option or Stock Appreciation Right granted hereunder may be authorized and unissued Stock or previously outstanding Stock which has been reacquired by the Company. No Option or Stock Appreciation Right shall be exercisable except in respect of whole shares of Stock. In no event shall Options exercisable for more than 175,000 shares of Common Stock be granted to an Eligible Person in any one year.

                  The term "Vested Option Shares," as used in this Plan, shall refer to the portion of an Option or Stock Appreciation Right that has become exercisable but has not yet been exercised. All Vested Option Shares shall accumulate and be exercisable, in whole or in part, in any subsequent installment period but in no event later than the tenth anniversary of the date the Option is granted (the "Termination Date").

                  5. GRANT OF OPTIONS AND STOCK APPRECIATION RIGHTS. Subject to the provisions of the Plan, the Board or the Committee shall, from time to time, select from among the Eligible Persons those persons, who, in the opinion of the Board or the Committee, are or will be responsible for the continued or prospective growth, development, financial security and success of the business of the Company, a Parent or a Subsidiary, to whom




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Options and Stock Appreciation Rights may be granted. No Incentive Options shall be granted to any Eligible Person who is not an employee of the Company, a Parent or a Subsidiary.

                  No Incentive Option shall be granted to any Optionee if, as a result of the grant of such Incentive Option, during any calendar year, shares of Stock becoming exercisable for the first time in such calendar year under all Incentive Options granted to such Optionee will have an aggregate Fair Market Value of in excess of $100,000. For purposes of making the foregoing calculation, the aggregate Fair Market Value of Stock shall be determined as of the Date of Grant of the Incentive Options relating to such Stock.

                  The Board or the Committee may, under such terms and conditions as it deems appropriate, grant to any Eligible Employee selected by the Committee Stock Appreciation Rights, which may or may not be associated with Options. Upon exercise of a Stock Appreciation Right, the Optionee shall be entitled to receive payment of an amount equal to the excess of the Fair Market Value, of the underlying Stock on the date of exercise over the Exercise Price of the Stock Appreciation Right. If the Option Agreement so provides, such payment may be made in shares of Stock valued at their fair market value on the date of exercise or in cash, or partly in shares of Stock and partly in cash, as the Board or the Committee may designate. The Board or the Committee may further impose such conditions on the exercise of Stock Appreciation Rights as may be necessary or desirable to comply with applicable provisions of the Exchange Act or the Code.

                  6. EMPLOYMENT OBLIGATIONS FOR OPTIONS AND STOCK APPRECIATION RIGHTS. As consideration for the granting of any Option or Stock Appreciation Right hereunder, any Optionee who is also an employee of the Company, a Parent or a Subsidiary shall agree in the applicable Option Agreement or any other written agreement between the Optionee and the Company, Parent or Subsidiary, as the case may be, that, during the period of his or her employment by the Company, Parent or Subsidiary, he or she shall faithfully and to the best of his or her ability devote his or her time, energy and skill during all normal working hours to the service of the Company, Parent or Subsidiary, and the promotion of its interests, subject to vacations, military service leave, sick leave and other bona fide absences in accordance with the regular policies and practices of the Company, Parent or Subsidiary, or any written agreement between the Optionee and the Company, Parent or Subsidiary. Nothing herein or in any Option Agreement shall confer upon an Optionee any right with respect to continued employment or limit his or her or the Parent's, the Company's or the Subsidiary's rights to terminate his or her employment.




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                  7. DURATION OF PLAN. Options and Stock Appreciation Rights may
be granted as provided in the Plan at such time or times as may be determined by the Board or the Committee, but any such grants must be made at or prior to the close of business on the tenth anniversary date of the effective date of the Plan (as provided in Section 1). All Options and Stock Appreciation Rights outstanding on that date shall continue to be administered in accordance with their respective terms. However, no Option or Stock Appreciation Right shall be granted under the Plan after such date.

                  8. OPTION PERIOD. The expiration date of any Option shall be not later than the tenth anniversary date of the Date of Grant. The expiration date of any Incentive Option granted to an Optionee who, on the Date of Grant of the Option, is a 10% Stockholder, shall not be later than the fifth anniversary of the Date of Grant.

                  9. OPTION EXERCISE PRICE. The Exercise Price of the Stock under any Incentive Option, Non-Qualified Option or Stock Appreciation Right granted hereunder shall be at least 100% of the Fair Market Value of the Stock at the Date of Grant of the Option or Stock Appreciation Right; provided, however, that if, at the time an Incentive Option is granted, the Optionee to whom it is granted is a 10% Stockholder, the Exercise Price for such Option shall be at least 110% of the Fair Market Value of the Stock at the Date of Grant of such Option. Subject to the general limitations of the Plan, and with the consent of the Optionee, the Board or the Committee may make any adjustment in the Exercise Price, the number of shares subject to, the timing of exercise, or the term of an Option by cancellation of an outstanding Option and a subsequent regranting of an Option, or by amendment or substitution of an outstanding Option. An Option which has been so amended, substituted or regranted may have a higher or lower Exercise Price, cover a greater or lesser number of shares of Stock, or have a longer or shorter term than the Option it replaced, but its Exercise Price shall in no event be less than 100% or 110%, as the case may be, of the Fair Market Value of the Stock at the date of amendment, substitution or regrant of the Option.

                  10. EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS. The Board or the Committee shall have full authority, in its discretion, to prescribe in any Option Agreement for an Option or Stock Appreciation Right granted under the Plan that the subject Option or Stock Appreciation Right will be exercisable in full at any time or from time to time during the term of the Option or Stock Appreciation Right, to provide that the Option or Stock Appreciation Right will be exercisable in such installments and at such times during the term of the Option or Stock Appreciation Right as the Board or the Committee may determine, or to specify additional performance based conditions which the Optionee must




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fulfill in order to exercise the Option or Stock Appreciation Right. The holder of an Option or Stock Appreciation Right shall not have any of the rights of a stockholder with respect to the shares covered by the Option or Stock Appreciation Right until shares are issued to him or her upon the exercise of the Option or Stock Appreciation Right.

                  Payment for Stock purchased upon exercise of an Option shall be made in full at the time of exercise, in cash or by check, bank draft, or postal or express money order payable, in each case, to the order of the Company in lawful money of the United States, or if the Option Agreement with respect to the Option so provides or the Board or the Committee, in its discretion, otherwise permits the Optionee to do so, an Optionee may deliver shares of Stock of the Company which he or she has previously acquired, other than the shares of Stock acquired upon exercise of the Option. Shares of Stock delivered in payment of the Exercise Price of an Option shall be valued at the Fair Market Value of the Stock determined as of the date such Option is exercised. Notwithstanding the foregoing, the Committee may, in its discretion, (i) allow the exercise of an Option in a broker-assisted or similar cashless exercise transaction in which the Exercise Price is not received by the Company until immediately after exercise, and/or (ii) allow the Company to loan the Exercise Price to the Optionee at the time of exercise, if the exercise will be followed by an immediate sale of some or all of the underlying shares and a portion of the sales proceeds is dedicated to full payment of the Exercise Price and any required withholding amounts.

                  11. RIGHTS OF REPURCHASE. So long as the Stock is not listed on any national securities exchange or the Nasdaq National Market, the Company may reserve for itself (i) a right of first refusal on any sale or disposition of shares of Stock acquired upon exercise of an Option (provided that if the Company chooses to repurchase such shares of Stock, it will do so on terms equivalent to those of a bona fide offer by an intended transferee), and (ii) a right to repurchase shares of Stock acquired upon exercise of an Option if an Optionee's employment or association with the Company, a Parent or a Subsidiary is terminated for any reason, or in other circumstances, at the Fair Market Value thereof. Unless and until a public market exists for the Stock, each certificate representing shares of Stock subject to such provisions shall bear a legend to the effect that such shares are subject to certain repurchase rights of the Company. In addition, Stock issued upon exercise of an Option or Stock Appreciation Right shall be subject to all restrictions contained in any stockholders agreement among the Company and its stockholders as in effect from time to time.




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                  12. LIMITATIONS. All Options and Stock Appreciation Rights
granted under the Plan shall be subject to the following limitations:

                           a. Termination of Employment or Association: If the
                  Optionee's employment by or association with the Company, a Parent or a Subsidiary is terminated, whether voluntarily or involuntarily, for any reason other than death, disability or for Cause, as defined below, the Option or Stock Appreciation Right may be exercised by the Optionee, to the extent it is otherwise exercisable on the effective date of such termination, during a period not to exceed 90 days after such termination date or such shorter period as specified in the applicable Option Agreement, and at the expiration of such period, the Option or Stock Appreciation Right shall terminate.

                           b. Disability of Optionee: If the Optionee's
                  employment by or association with the Company, a Parent or a Subsidiary is terminated as a result of the Optionee becoming disabled while employed by or associated with the Company, a Parent or a Subsidiary, the Option or Stock Appreciation Right may be exercised, to the extent it is exercisable on the effective date of such termination, during a period of six months after such termination date, and at the expiration of such period, the Option or Stock Appreciation Right shall terminate.

                           c. Death of Optionee: If the Optionee shall die while
                  employed by or associated with the Company, a Parent or a Subsidiary, or during the applicable exercise period provided for in subsection (b) above, the Option shall terminate on the date of death, except that the portion of the Option or Stock Appreciation Right exercisable at the date of death may be exercised by the Optionee's legal representative or transferees by will or the laws of descent and distribution during a period of one year following the date of death.

                           d. Termination for Cause: If the Optionee's
                  employment by or association with the Company, a Parent or a Subsidiary is terminated for Cause, the Option or Stock Appreciation Right shall terminate immediately upon termination of employment. Employment or association shall be deemed terminated for Cause if the Optionee is determined by the Board of Directors of the Company to have willfully breached his or her duty in the course of employment or association or to have committed an act of embezzlement, fraud, dishonesty or deliberate disregard of the rules of the Company, a




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                  Parent or a Subsidiary or engaged in any conduct which
                  constitutes unfair competition with the Company, a Parent or a Subsidiary.

                           e. Notwithstanding subsections (a), (b), (c) and (d)
                  above, an Option or Stock Appreciation Right may not be exercised after its term has expired.

                  13. NONTRANSFERABILITY OF OPTIONS. Any Option or Stock Appreciation Right granted under the Plan shall by its terms be nontransferable by the Optionee other than by will or according to the laws of descent and distribution and is exercisable during the Optionee's lifetime only by the Optionee. Under such rules and regulations as the Board or the Committee may establish pursuant to the terms of this Plan, a beneficiary may be designated with respect to an Option or Stock Appreciation Right grant in the event of the death of an Optionee. If the estate of the Optionee is the beneficiary with respect to the grant, any rights with respect to such grant may be transferred to the person or entity (including a trust) entitled thereto under the will of such Optionee or pursuant to the laws of descent and distribution.

                  14. ADJUSTMENTS. If outstanding shares of the Stock are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities of the Company, through reorganization, recapitalization, reclassification, stock dividend, stock split, or reverse stock split, merger or consolidation, an appropriate and proportionate adjustment shall be made in the maximum number and/or type of shares or securities as to which Options or Stock Appreciation Rights may be granted under the Plan. A corresponding adjustment changing the number and/or type of shares or securities allocated to unexercised Options or Stock Appreciation Rights, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding Options or Stock Appreciation Rights shall be made without change in the aggregate Exercise Price applicable to the unexercised portion of such Options or Stock Appreciation Rights, but a corresponding adjustment in the Exercise Price for each share or other unit of any security covered by the Option or Stock Appreciation Right shall be made. Adjustments under this Section 14 shall be made by the Board, and its determinations as to what adjustments shall be made, and the extent thereof, shall be final and binding. The grant of an Option or Stock Appreciation Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.




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                  15. TERMINATING TRANSACTIONS. Upon the dissolution or
liquidation of the Company or the consummation of a Change of Control Transaction (as defined in that certain Amended and Restated Limited Liability Company Agreement of MDC REIT Holdings, LLC, dated as of February 11, 1997, by and among the members listed on Schedule 1 thereto, as amended from time to time), (any of which shall be deemed hereunder to constitute a "Terminating Transaction"), the Plan and any Option or Stock Appreciation Right theretofore granted hereunder shall then terminate, unless provision is made in writing in connection with such Terminating Transaction for the continuance of the Plan and/or for the assumption of the Options or Stock Appreciation Rights theretofore granted, or the substitution for such Options of options covering the securities of a successor corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and type of shares covered by, and the exercise prices of, such options, in which event the Plan and Options or Stock Appreciation Rights theretofore granted hereunder shall continue in the manner and under the terms so provided. If the Plan and Options or Stock Appreciation Rights theretofore granted hereunder terminate pursuant to the foregoing sentence, either (i) the Plan administrator shall provide, in its discretion, for the payment in cash or other property for the unexercised portions of any Optionee's Vested Option Shares, or (ii) all persons entitled to exercise any unexercised portions of their Vested Option Shares then outstanding shall have the right, at such time prior to the consummation of the Terminating Transaction as the Company shall designate, to exercise the unexercised portion of their Vested Option Shares (but not, in either case, any unvested Options or Stock Appreciation Rights, unless Optionee's Option Agreement relating thereto specifically permits the exercise of unvested Options or Stock Appreciation Rights in such circumstances).

                  16. GOVERNMENT AND STOCK EXCHANGE REGULATIONS. The Company shall not be required to issue any shares of Stock upon the exercise of any Option or Stock Appreciation Right unless and until any then applicable requirements of the Securities and Exchange Commission or other regulatory agencies having jurisdiction with respect to such issuance, and of any exchanges upon which the Stock may be listed, shall have been fully complied with. All Options and Stock Appreciation Rights issued pursuant to the Plan are subject to all such requirements.

                  Upon the exercise of an Option or Stock Appreciation Right at a time when there is not in effect a registration statement under the Securities Act relating to the shares of Stock issuable upon exercise thereof and available for delivery a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act, or, if the rules or interpretations of the Securities and Exchange Commission otherwise so require, such shares may be issued only if the holder represents and warrants




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in writing to the Company that the shares are being acquired for investment and not with a view to the distribution thereof, and any certificates issued upon exercise of the Option or Stock Appreciation Right shall bear appropriate legends setting forth the restrictions on transfer of such shares.

                  17. WITHHOLDING TAXES. Whenever shares of stock or cash are to be issued by reason of the exercise of an Option or Stock Appreciation Right, the Company, in its discretion, may require the Optionee to remit to the Company, prior to the delivery of any certificate or certificates for such shares or such cash, all or any part of an amount determined in its discretion by the Company to be sufficient to satisfy federal, state and local withholding tax requirements which the Company, or its counsel, determine may be payable with respect to such exercise. At the discretion of the Board or Committee, payment of withholding taxes may be made by delivery of Stock(valued at their respective Fair Market Values as of the date of delivery) to the Company.

                  18. NO RIGHTS AS STOCKHOLDER. No Optionee or permitted transferee of an Option or Stock Appreciation Right shall have any rights as a stockholder with respect to any of the shares of Stock subject to the Option or Stock Appreciation Right until the date of issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Sections 14 and 15, above.

                  19. AMENDMENT AND TERMINATION OF THE PLAN. The Board may alter, amend, suspend or terminate the Plan, provided that no such action shall deprive an Optionee, without his or her consent, of any Option or Stock Appreciation Right or any of the rights thereunder granted to the Optionee pursuant to the Plan. Except as herein provided, no such action of the Board, unless taken with the approval of the stockholders of the Company holding a majority of its voting power and, if applicable, as required pursuant to Rule 16b-3 under the Exchange Act, Sections 422 and 162(m) of the Code, or other applicable provisions of or rules under the Code, may:

                           (a) increase the total number of shares reserved for
                  issuance under the Plan, other than pursuant to adjustments under Sections 14 and 15 hereof;

                           (b) materially increase the benefits accruing to
                  participants under the Plan;

                           (c) extend the termination date of the Plan set forth
                  herein; or




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                           (d) alter the class of persons eligible to receive
                  Options or Stock Appreciation Rights under the Plan.

                  20. NATURE OF PLAN. This Plan is intended to qualify as a compensatory benefit plan within the meaning of Rule 701 under the Securities Act. This Plan is intended to constitute an unfunded arrangement for a select group of management or other key employees.




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